UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2005

Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION

(Exact Name Of Registrant As Specified In Its Charter)

Utah	0-2610	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah 84111

(Address of Principal Executive Offices, including Zip Code)

(801) 524-4787

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 9, 2005, Zions Bancorporation (the “Registrant”) entered into an underwriting agreement and a pricing agreement with the underwriters named therein pursuant to which the Registrant will issue $600 million aggregate principal amount of 5.50% Subordinated Notes due November 16, 2015 (the “Notes”). The Notes are governed by the terms of a Subordinated Debt Indenture (the “Indenture”) between the Registrant and J.P. Morgan Trust Company, National Association, as Trustee, dated as of September 10, 2002. The Registrant will pay interest on the Notes semi-annually on May 16 and November 16, commencing on May 16, 2006.

The Notes are subordinated in right of payment to all senior indebtedness of the Registrant and effectively subordinated to all existing and future debt and all other liabilities of the Registrant’s subsidiaries and, upon the occurrence of certain events of insolvency, are subordinated to the prior payment in full of the Registrant’s general obligations.

The Notes cannot be redeemed prior to maturity.

Under the Indenture, the filing for bankruptcy by the Registrant and the occurrence of certain other events of bankruptcy, insolvency or reorganization relating to the Registrant or any of its major constituent banks (currently Zions First National Bank and California Bank & Trust) are events of default with respect to the Notes. If an event of default occurs and is continuing, either the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may accelerate the maturity of all Notes.

The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (File No. 333-120515), which was filed on November 15, 2004 and amended on December 30, 2004, or pursuant to requirements of Form 8-K:

Item 9.01	Financial Statements and Exhibits

1.3	Underwriting Agreement, dated November 9, 2005.

1.4	Pricing Agreement, dated November 9, 2005, in connection with the offering of the Registrant’s 5.50% Subordinated Notes due November 16, 2015.

4.2	Form of Subordinated Debt Indenture, dated September 10, 2002, between the Registrant and J.P. Morgan Trust Company, National Association (incorporated by reference to Exhibit 4.2 to the Registrant’s filing on Form S-3 (File No. 333-89202) filed on May 2, 2002).

4.5	Form of Notes.

5.5	Opinion of Sullivan & Cromwell LLP.

5.6	Opinion of Callister Nebeker & McCullough.

23.6	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.5).

23.7	Consent of Callister Nebeker & McCullough (included in Exhibit 5.6).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation (Registrant)

Date: November 15, 2005	By:	/s/ Thom Laursen
	Name:	Thom Laursen
	Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Number Exhibit
1.3	Underwriting Agreement, dated November 9, 2005.

1.4	Pricing Agreement, dated November 9, 2005, in connection with the offering of the Registrant’s 5.50% Subordinated Notes due November 16, 2015.

4.2	Form of Subordinated Debt Indenture, dated September 10, 2002, between the Registrant and J.P. Morgan Trust Company, National Association (incorporated by reference to Exhibit 4.2 to the Registrant’s filing on Form S-3 (File No. 333-89202) filed on May 2, 2002).

4.5	Form of Notes.

5.5	Opinion of Sullivan & Cromwell LLP.

5.6	Opinion of Callister Nebeker & McCullough.

23.6	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.5).

23.7	Consent of Callister Nebeker & McCullough (included in Exhibit 5.6).